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                                                                    EXHIBIT 24-3

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being all of the members of the Committee appointed by the Board of Directors of The Southern Connecticut Gas Company pursuant to The Southern Connecticut Gas Company Target Plan, hereby constitutes and appoints L. Blum, Esq. and F. Lee, Esq., and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 1,500,000 shares of Energy East Corporation's Common Stock ($.01 Par Value) through The Southern Connecticut Gas Company Target Plan and the interests of the participants in such Plan, any and all amendments to such Registration Statement, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned have set his or her hand this 14th day of April, 2000.

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
                                                                    /s/ CAROL A. FOREST
                                                        -------------------------------------------
                                                                      Carol A. Forest

                                                                 /s/ SALVATORE J. IANNACONE
                                                        -------------------------------------------
                                                                   Salvatore J. Iannacone

                                                                  /s/ JANET L. JANCZEWSKI
                                                        -------------------------------------------
                                                                    Janet L. Janczewski

                                                                   /s/ RICHARD D. WEINER
                                                        -------------------------------------------
                                                                     Richard D. Weiner
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